Exhibit 99.1                 DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF MARCH 4, 2002

                                Rated
Rig Name                        Water Depth   Design                                  Location                  Status
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader                  200'          Mat Cantilever                            GOM                     Stacked
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Drake                     200'          Mat Cantilever                            GOM                     Stacked
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Champion                  250'          Mat Slot                                  GOM                  Cold Stacked
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia                  250'          Independent Leg Cantilever                GOM                     Stacked
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan                   250'          Independent Leg Cantilever                GOM                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Spur                      250'          Independent Leg Cantilever                GOM                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign                 250'          Independent Leg Cantilever             Indonesia                Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage                  250'          Independent Leg Cantilever             Australia                Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean King                      300'          Independent Leg Cantilever                GOM                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget                    300'          Independent Leg Cantilever                GOM                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Summit                    300'          Independent Leg Cantilever                GOM                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick                   300'          Independent Leg Cantilever                GOM                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Titan                     350'          Independent Leg Slot                      GOM                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Tower                     350'          Independent Leg Slot                      GOM                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Liberator                 600'          Aker H-3                             Guinea Bissau              Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Century                   800'          Korkut                                    GOM                  Cold Stacked
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador                1,100'        Bethlehem SS-2000                         GOM                     Stacked
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad                     1,200'        Aker H-3                               North Sea                Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean New Era                   1,500'        Korkut                                    GOM                     Stacked
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty                    1,500'        Victory Class                          Australia                Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian                  1,500'        Earl & Wright Sedco 711 Series         North Sea                Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Princess                  1,500'        Aker H-3                               North Sea                Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington               1,500'        Aker H-3                                Namibia                 Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch                     1,640'        Korkut                                  Vietnam                 Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean General                   1,640'        Korkut                                 Australia                Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Prospector                1,700'        Victory Class                             GOM                  Cold Stacked
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor                  2,000'        Victory Class                             GOM                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Concord                   2,200'        F&G SS-2000                               GOM                     Stacked
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington                 2,200'        F&G SS-2000                               GOM                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga                  2,200'        F&G SS-2000                               GOM                    Shipyard
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown                  2,850'        F&G SS-2000                              Brazil                 Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager                   3,200'        Victory Class                             GOM                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy                     3,300'        DP DYVI Super Yatzy                      Brazil                 Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Worker                    3,500'        F&G 9500 Enhanced Pacesetter              GOM                    Shipyard
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Quest                     3,500'        Victory Class                             GOM                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Winner                    3,500'        Aker H-3                                 Brazil                 Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance                  5,000'        Alliance Class                           Brazil                 Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Star                      5,500'        Victory Class                             GOM                    Shipyard
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Victory                   5,500'        Victory Class                             GOM                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean America                   5,500'        Ocean Odyssey                             GOM                     Stacked
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant                   5,500'        Ocean Odyssey                             GOM                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness                  6,500'        Victory Class                          Singapore             Shipyard Upgrade
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Rover                     6,500'        Victory Class                          Singapore             Shipyard Upgrade
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence                7,500'        DP Aker H-3.2 Modified                    GOM                   Contracted
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper                   7,500'        DP Fluor/Mitsubishi                      Brazil                 Contracted
-----------------------------------------------------------------------------------------------------------------------------------

Table Continued....

Rig Name                        Operator           Current Term                       Start Date               Estimated End Date
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader                     -                               -                                 -                          -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Drake                        -                               -                                 -                          -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Champion                     -                               -                                 -                          -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia                     -                               -                                 -                          -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan                      BP              120-day extension plus option      early December 2001      late March 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Spur                         BP              one workover plus two P&A's        late February 2002       late March 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign                  Maxus             two-year term                      mid September 2000       early October 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage                   Nexen             one well & one workover plus       early March 2002         early April 2002
                                                   option
-----------------------------------------------------------------------------------------------------------------------------------
Ocean King                     Kerr McGee          one well                           late December 2001       mid March 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget                Seneca Resources       one workover plus options          mid February 2002        early March 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Summit                  DOTS/Seneca          one well                           mid December 2001        mid March 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick                      BP              90 day extension plus option       early January 2002       early April 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Titan                     Dominion           one-well plus options              mid February 2002        mid March 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Tower                    Spinnaker           drill and complete one-well plus   late October 2001        mid March 2002
                                                   option
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Liberator                 Premier            one well plus demobe               early February 2002      late March 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Century                      -                               -                                 -                          -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador                   -                               -                                 -                          -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad                       Veba             two wells                          late November 2001       early April 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean New Era                      -                               -                                 -                          -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty                  IB Resources         one well                           mid February 2002        early March 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian                   Shell             five wells                         early February 2002      mid October 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Princess                  Talisman           three-month term                   early December 2001      early March 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington                Shell             two wells plus 2 options           early January 2002       early July 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch                        BP              five wells plus option             early December 2001      late June 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean General                    Santos            one well plus option               late February 2002       mid March 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Prospector                   -                               -                                 -         -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor                   Walter            one well                           mid December 2001        early March 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Concord                      -                               -                                 -                          -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington                  Murphy            nine month term plus option        early June 2001          early April 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga                     -                               -                                 -                          -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown                 Enterprise          15-well development                mid September 2001       late August 2003
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager                   Westport           one well plus option               early November 2001      early March 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy                    Petrobras           five-year term plus option         early November 1998      early November 2003
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Worker                       -                               -                                 -                          -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Quest                    Kerr McGee          eight month contract plus options  early November 2001      late July 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Winner                   Petrobras           18-month extension                 early July 2001          early November 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance                 Petrobras           two-year contract                  early September 2000     early September 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Star                         -                               -                                 -                          -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Victory                      BP              two month extension plus option    mid January 2002         mid March 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean America                      -                               -                                 -                          -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant                    Murphy            three wells plus option            early January 2002       early July 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness                     -                               -                                 -         early March 2002
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Rover                        -                               -                                 -         third quarter 2003
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence                   BP              five-year term                     early January 2001       early January 2006
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper                  Petrobras           three-year term                    mid January 2000         early January 2003
-----------------------------------------------------------------------------------------------------------------------------------

Table continued...

Rig Name                         Dayrate (in thousands) Future Contract and Other Information
---------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader                             -            available
---------------------------------------------------------------------------------------------------------------------------------
Ocean Drake                                -            available
---------------------------------------------------------------------------------------------------------------------------------
Ocean Champion                             -                                               -
---------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia                             -            available
---------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan                    mid 40's               available
---------------------------------------------------------------------------------------------------------------------------------
Ocean Spur                       upper teens            available
---------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign                  lower 30's             Singapore shipyard for leg upgrade.
---------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage                   lower 80's             Singapore shipyard for leg upgrade.
---------------------------------------------------------------------------------------------------------------------------------
Ocean King                       mid 20's               available
---------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget                     upper teens            available
---------------------------------------------------------------------------------------------------------------------------------
Ocean Summit                     upper teens            available
---------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick                    mid 20's               available
---------------------------------------------------------------------------------------------------------------------------------
Ocean Titan                      lower 20's             available
---------------------------------------------------------------------------------------------------------------------------------
Ocean Tower                      lower 20's             available
---------------------------------------------------------------------------------------------------------------------------------
Ocean Liberator                  upper 50's             available
---------------------------------------------------------------------------------------------------------------------------------
Ocean Century                              -                                               -
---------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador                           -            available
---------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad                      lower 70's             available
---------------------------------------------------------------------------------------------------------------------------------
Ocean New Era                              -            available
---------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty                     upper 80's             available
---------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian                   lower 90's             available
---------------------------------------------------------------------------------------------------------------------------------
Ocean Princess                   upper 70's             available
---------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington                upper 50's             available
---------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch                      lower 70's             available
---------------------------------------------------------------------------------------------------------------------------------
Ocean General                    lower 90's             available
---------------------------------------------------------------------------------------------------------------------------------
Ocean Prospector                           -                                               -
---------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor                   lower 30's             available
---------------------------------------------------------------------------------------------------------------------------------
Ocean Concord                              -            available
---------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington                  upper 40's             available
---------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga                             -            available
---------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown                   lower 60's             available
---------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager                    lower 30's             available
---------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy                      120's                  available
---------------------------------------------------------------------------------------------------------------------------------
Ocean Worker                               -            available
---------------------------------------------------------------------------------------------------------------------------------
Ocean Quest                      lower 80's             available
---------------------------------------------------------------------------------------------------------------------------------
Ocean Winner                     lower 80's             available
---------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance                   110's                  two year extension with Petrobras in 110's ending early September 2004
---------------------------------------------------------------------------------------------------------------------------------
Ocean Star                                 -            available
---------------------------------------------------------------------------------------------------------------------------------
Ocean Victory                    110's                  available
---------------------------------------------------------------------------------------------------------------------------------
Ocean America                              -            available
---------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant                    lower 80's             available
---------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness                             -            120 days plus options with Murphy in 170's ending early July 2002.
---------------------------------------------------------------------------------------------------------------------------------
Ocean Rover                                -            available
---------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence                 170's                  available
---------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper                    lower 90's             available
---------------------------------------------------------------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico